UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road
Plainsboro, New Jersey 08536

Name and address of agent for service:	Mr. Christian Pittard
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	10/31/07

Date of reporting period:	4/30/07

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Invests primarily in equity securities of Australian companies listed on the Australian Stock Exchange.

Semi-Annual Report

April 30, 2007

Letter to Shareholders

June 18, 2007

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2007. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 22.7% for the six months ended April 30, 2007, assuming reinvestment of distributions, compared with 25.5%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price increased 17.1% over the six months, from $14.00 on October 31, 2006 to $16.40 on April 30, 2007. The Fund’s share price on April 30, 2007 represented a premium of 6.7% to the NAV per share of $15.37 on that date, compared with a premium of 5.7% to the NAV per share of $13.25 on October 31, 2006. At the date of this letter, the share price was $17.47, representing a premium of 7.4% to the NAV per share of $16.27.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2007, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2007. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On June 13, 2007, the Board of Directors authorized a quarterly distribution of 34 cents per share, payable on July 13, 2007 to all shareholders of record as of June 29, 2007.

Registration Statement for Secondary Offering of Fund’s Shares

On May 8, 2007, the Fund filed a registration statement with the Securities and Exchange Commission. The registration statement will permit Landesbank Berlin AG (the “Bank”), the beneficial owner of approximately 13.6% of the Fund’s outstanding shares of Common Stock, to sell its shares of the Fund on the open market pursuant to the registration provisions of the Securities Act of 1933. The Bank will bear a majority of the expenses in connection with the offering of shares pursuant to the registration statement, and those expenses not covered by the Bank will be paid by Aberdeen Asset Management Inc., the Fund’s administrator. The Fund will not pay any of the expenses in connection with the

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

offering of shares pursuant to the registration statement. Although the registration statement has been filed with the Securities and Exchange Commission, it has not yet become effective.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2006, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free on 1-866-839-5205 in the United States,

•	E-mailing to InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2006, including the distribution paid on April 13, 2007, are comprised of 50% net investment income and 50% realized capital gains.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2008, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2007 calendar year.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will benefit from:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower cost - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of April 30, 2007, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of April 30, 2007, the Fund held 94.4% of its net assets in equities, 2.4% in short-term investments and 3.2% in other assets in excess of liabilities.

The following were the Fund’s top ten holdings at April 30, 2007:

Name of Security	Percentage of Net Assets
BHP Billiton Limited	8.7%
Rio Tinto Limited	8.5%
Australia & New Zealand Banking Group Limited	6.9%
QBE Insurance Group Limited	6.9%
Westpac Banking Corporation Limited	6.5%
Woolworths Limited	5.6%
Woodside Petroleum Limited	4.7%
Westfield Group Limited	4.7%
TABCORP Holdings Limited	4.4%
Suncorp-Metway Limited	4.0%

Aberdeen Asset Management Asia Limited

June 2007

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2007

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—94.4%
Common Stocks—94.4%
Capital Goods—0.2%
65,806	Bradken Limited	$523,087

Consumer Discretionary—8.2%
1,099,500	APN News & Media Corporation Limited	5,500,154
405,000	Billabong International Limited	5,562,168
862,500	TABCORP Holdings Limited	12,993,999

		24,056,321

Consumer Staples—10.2%
958,000	Foster’s Group Limited	5,095,320
1,126,000	Lion Nathan Limited	8,575,602
697,000	Woolworths Limited	16,418,155

		30,089,077

Energy—4.7%
420,500	Woodside Petroleum Limited	13,797,098

Financials—33.2%
798,500	Australia & New Zealand Banking Group Limited	20,337,684
202,000	Australian Stock Exchange Limited	8,070,450
475,500	Bendigo Bank Limited*	6,304,802
268,000	Commonwealth Bank of Australia	11,769,140
786,000	QBE Insurance Group Limited*	20,189,409
664,000	Suncorp-Metway Limited	11,854,972
846,000	Westpac Banking Corporation Limited	19,047,710

		97,574,167

Industrials—8.8%
1,455,500	Downer EDI Limited*	9,074,008
260,000	Leighton Holdings Limited	7,535,416
284,500	Wesfarmers Limited	9,270,842

		25,880,266

Shares	Description	Value (US$)
Materials—17.1%
1,035,000	BHP Billiton Limited	$25,422,292
362,500	Rio Tinto Limited*	25,004,057

		50,426,349

Property—4.7%
784,000	Westfield Group Limited	13,703,784

Telecommunication Services—3.2%
1,729,000	Telecom Corporation of New Zealand Limited*	6,202,652
788,500	Telstra Corporation Limited	3,064,952

		9,267,604

Utilities—4.1%
493,700	AGL Energy Limited	6,320,109
4,789,000	SP Ausnet	5,879,522

		12,199,631

Total long term investments—94.4% (cost $153,091,793)		277,517,384

SHORT-TERM INVESTMENT—2.4%
Par Amount
$7,034,000	Repurchase Agreement, State Street Bank and Trust Company, 4.60% dated 4/30/07, due 5/01/07 in the amount of $7,034,899 (collateralized by $5,140,000 U.S. Treasury Bonds, 8.75% due 8/15/20; value $7,180,318)	7,034,000

Total short-term investments—2.4% (cost $7,034,000)		7,034,000

Total Investments—96.8% (cost $160,125,793)		284,551,384
Other Assets in Excess of Liabilities—3.2%		9,468,923

Net Assets—100.0%		$294,020,307

*	Portion of security is on loan. (See Note 3)

Tax Cost of Investments

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2007 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$160,125,793	$124,425,591	$—	$124,425,591

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2007

Assets
Investments, at value (including $43,928,291 of securities on loan) (cost $160,125,793) (Note 3)	$284,551,384
Foreign currency, at value (cost $4,378,749)	4,424,767
Cash	555
Receivable for investments sold	5,894,115
Dividends and interest receivable	98,316
Other assets	13,199

Total assets	294,982,336

Liabilities
Payable for investments purchased	523,379
Investment management fee payable	198,099
Administration fee payable	9,864
Accrued expenses and other liabilities	230,687

Total liabilities	962,029

Net Assets	$294,020,307

Composition of Net Assets
Common Stock (par value $.01 per share)	$191,290
Paid-in capital in excess of par	165,465,834
Distributions in excess of net investment income	(5,257,830)
Accumulated net realized gains on investment transactions	8,432,413
Net unrealized appreciation on investments	99,201,564
Accumulated net realized foreign exchange gains	707,810
Net unrealized foreign exchange gains	25,279,226

Net Assets	$294,020,307

Net asset value per common share based on 19,128,968 shares issued and outstanding	$15.37

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Period Ended April 30, 2007

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $85,712)	$4,632,571
Interest	269,223
Income from securities loaned, net	124,536

5,026,330

Expenses
Investment management fee	1,046,719
Legal fees and expenses	535,232
Directors’ fees and expenses	118,533
Custodian’s fees and expenses	93,659
Insurance expense	58,250
Reports to shareholders and proxy solicitation	51,835
Administration fee	51,311
Investor relations fees and expenses	38,695
Independent auditors’ fees and expenses	38,590
Transfer agent’s fees and expenses	15,131
Excise tax	9,212
Miscellaneous	31,874

Total expenses	2,089,041
Reimbursement of excise tax (Note 5)	(9,212)

Net expenses	2,079,829

Net investment income	2,946,501

Realized and Unrealized Gains on Investments and Foreign Currencies
Net realized gain on:
Investment transactions	8,455,591
Foreign currency transactions	2,266,793

10,722,384

Net change in unrealized appreciation on:
Investments	30,321,942
Foreign currency translation	10,841,897

41,163,839

Net gain on investments and foreign currencies	51,886,223

Net Increase In Net Assets Resulting From Operations	$54,832,724

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
Increase in Net Assets
Operations
Net investment income	$2,946,501	$6,930,884
Net realized gain on investments transactions	8,455,591	16,987,814
Net realized gain on foreign currency transactions	2,266,793	5,618,853
Net change in unrealized appreciation on investments	30,321,942	19,316,908
Net change in unrealized appreciation/(depreciation) on foreign currency translation .	10,841,897	(309,640)

Net Increase in Net Assets Resulting from Operations	54,832,724	48,544,819

Distributions to Shareholders from:
Net investment income	(6,371,194)	(8,064,605)
Long-term capital gains	(8,389,897)	(15,156,776)

Total decrease in net assets from distributions to shareholders	(14,761,091)	(23,221,381)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 34,847 and 65,611 shares of common stock, respectively	496,245	824,718
Proceeds from the offering of common stock (Note 4)	31,150,000	—
Expenses in connection with offering of common stock	(1,285,591)	—
Payment by shareholder of short-swing profit	—	19,036

Total increase in net assets from common stock transactions	30,360,654	843,754

Total increase in net assets resulting from operations	70,432,287	26,167,192

Net Assets
Beginning of period	223,588,020	197,420,828

End of period (including distributions in excess of net investment income of ($5,257,830) and ($1,833,137), respectively)	$294,020,307	$223,588,020

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2007 (unaudited)
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of period	$13.25

Net investment income	0.16
Net realized and unrealized gains on investments and foreign currencies	2.84

Total from investment operations	3.00

DISTRIBUTIONS FROM:
Net investment income	(0.33)
Long-term capital gains	(0.48)
Tax return of capital	—

Total distributions	(0.81)

Payment by shareholder of short-swing profit	—
Expenses in connection with offering of common stock	(0.07)
Increase resulting from Fund share repurchase	—

Net asset value, end of period	$15.37

Market value, end of period	$16.40

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	23.9%
Net asset value	22.7%
RATIO TO AVERAGE NET ASSETS/ SUPPLEMENTARY DATA:
Net assets, end of period (000 omitted)	$294,020
Average net assets (000 omitted)	$258,684
Net expenses	1.62	%(4)
Expenses without reimbursement	1.63	%(4)
Net investment income	2.30	%(4)
Portfolio turnover	12%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.
(4)	Annualized.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of period	$11.75	$10.64	$9.38	$6.84	$5.97

Net investment income	0.41	0.37	0.28	0.12	0.15
Net realized and unrealized gains on investments and foreign currencies	2.47	1.79	1.76	2.58	0.93

Total from investment operations	2.88	2.16	2.04	2.70	1.08

DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.51)	(0.30)	(0.10)	(0.15)
Long-term capital gains	(0.90)	(0.54)	(0.36)	(0.07)	(0.07)
Tax return of capital	—	—	(0.12)	—	—

Total distributions	(1.38)	(1.05)	(0.78)	(0.17)	(0.22)

Payment by shareholder of short-swing profit	— (3)	—	—	—	—
Expenses in connection with offering of common stock	—	—	—	—	—
Increase resulting from Fund share repurchase	—	—	—	0.01	0.01

Net asset value, end of period	$13.25	$11.75	$10.64	$9.38	$6.84

Market value, end of period	$14.00	$12.99	$10.25	$8.40	$5.73

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	20.09%	38.98%	32.53%	50.40%	12.55%
Net asset value	25.66%	21.11%	23.19%	40.69%	19.04%
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000 omitted)	$223,588	$197,421	$178,551	$157,419	$115,490
Average net assets (000 omitted)	$209,507	$194,946	$166,284	$128,662	$114,213
Net expenses	1.45%	1.48%	1.75%	2.55%	1.76%
Expenses without reimbursement	1.55%	1.48%	1.75%	2.55%	1.76%
Net investment income	3.31%	3.21%	2.85%	1.66%	2.33%
Portfolio turnover	16%	28%	23%	32%	56%

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“FX”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The FX is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the FX is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These instruments may involve market risk and credit risk. These risks arise from unanticipated movements in the value of the foreign currencies involved in the transaction and from the potential inability of counterparties to meet the terms of their contracts. There were no FXs outstanding at April 30, 2007.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

quarter-end net asset values. In March 2007, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2007. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund’s financial statements, if any, has not been determined.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $254,772 to the Investment Adviser during the six months ended April 30, 2007.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.04% of the Fund’s average weekly net assets, computed based on the net asset value applicable to the shares of common stock and the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the six months ended April 30, 2007, the Fund incurred fees of approximately $31,200 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2007 aggregated $38,110,576 and $29,144,098, respectively.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $43,928,291. The Fund received $46,211,138 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures. The collateral consisted of U.S. Treasury securities that the Fund cannot sell or repledge, and accordingly, is not reflected in the Fund’s Statement of Assets and Liabilities.

Note 4. Capital

There are 30 million shares of $0.01 par value common stock authorized. At April 30, 2007, there were 19,128,968 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 10%. For the six months ended April 30, 2007 and the fiscal year ended October 31, 2006, the Fund did not repurchase any shares through this program.

On December 15, 2006, as a result of the public offering of additional shares of the Fund’s common stock, the Fund issued 2,225,000 shares of common stock at a price of $14.00 per share.

Based upon filings with the Securities and Exchange Commission, on April 25, 2007, Landesbank Berlin AG (the “Bank”), a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) (“BGB”), was the beneficial owner of 2,592,641 shares of common stock (constituting approximately 13.6% of the Fund’s shares then outstanding).

On May 8, 2007, the Fund filed a registration statement with the Securities and Exchange Commission. The registration statement will permit the Bank to sell its shares of the Fund on the open market pursuant to the registration provisions of the Securities Act of 1933. The Bank will bear a majority of the expenses in connection with the offering of shares pursuant to the registration statement, and those expenses not covered by the Bank will be paid by Aberdeen Asset Management Inc., the Fund’s administrator. The Fund will not pay any of the expenses in connection with the offering of shares pursuant to the registration statement. Although the registration statement has been filed with the Securities and Exchange Commission, it has not yet become effective.

Note 5. Reimbursement of Excise Tax by Sub-Administrator and Accounting Agent

In January 2007, it was determined that the Fund incurred an excise tax liability of $9,212. This liability was incurred due to a clerical error in calculating the calendar year-end distribution requirement. Princeton Administrators, LLC, the sub-administrator, and State Street New Jersey, the accounting agent, agreed to reimburse the Fund for this liability.

Note 6. Subsequent Event

Subsequent to April 30, 2007, the Fund declared a quarterly distribution of 34 cents per share, payable on July 13, 2007 to shareholders of record on June 29, 2007.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 8, 2007 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

To elect three directors to serve as Class I directors for a three-year term expiring in 2010:

	Votes For	Votes Withheld
Anthony E. Aaronson	14,882,641	161,855
Neville J. Miles	14,886,228	158,268
Moritz Sell	14,877,025	167,471

Directors whose term of office continued beyond this meeting are as follows: David L. Elsum, William J. Potter, Peter D. Sacks, John T. Sheehy, and Hugh Young.

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively “Agreements”)

In December 2006, at an in-person meeting, the Board of Directors, including all of the Directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. Given the fact that (i) all management fees payable by the Fund are payable only to the Investment Manager, and the Investment Manager pays a portion of those fees to the Investment Adviser, an affiliated entity which is under common ownership by Aberdeen Asset Management PLC, and (ii) the Investment Manager and the Investment Adviser use a team approach to the making of investment decisions, the Board of Directors did not separately consider the renewal of the Management Agreement and the Investment Advisory Agreement, but rather viewed the Investment Manager and the Investment Adviser as providers of a unified service. However, the Board was provided, and did consider, information as to the services provided by each of the Investment Manager and the Investment Adviser, the fees payable by the Fund to the Investment Manager and by the Investment Manager to the Investment Adviser and, as noted below, certain pro-forma estimates as to the profitability of each in respect of their services to the Fund. The Board’s consideration of investment performance, expenses and economies of scale, as further discussed below, was focused at the Fund level without any separate attribution of those factors to the Investment Manager and the Investment Adviser given the impracticalities inherent in attempting any such attribution.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors, concluded that:

•

The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a comparison group consisting of a twenty-fund category of closed-end Pacific region equity funds compiled by Lipper Inc. at the request of the Fund (the “Peer Group”). The Lipper data (computed based upon net asset values as at October 31, 2006) indicated that the Fund’s effective management fee rate of 0.87% was within the lowest quintile of the Peer Group, and was the second lowest of a subset of seven funds in the Peer Group (based on a representative sample of funds reasonably comparable in size to the Fund). The Committee, the Independent Directors and the Board assumed that the Lipper compilation of funds represented a reasonably comparable group and that the compilation provided a reasonably reliable general indication of relative fees. The Committee, the Independent Directors and the Board noted that the Fund’s effective management fee rate of 0.87% was below the weighted average fee rate of 1.01% of the funds in the subset. Additionally, the Committee, the Independent Directors and the Board noted that the Fund’s effective management fee rate was higher than the annual fee rate of 0.625% paid to the Investment Adviser by an Australian-domiciled open-ended trust that invests principally in Australian equity securities. However, that trust is not subject to the same investment restrictions or diversification requirements and the Committee, the Independent Directors and the Board determined that the absence of this additional complexity could justify a lower fee.

•

They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Advisers’ investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global activities, especially in North America, the emerging markets and their growing capabilities in Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition to the other elements noted, the Committee, the Independent Directors and the Board considered the Fund’s absolute and relative performance and its expense ratio, all of which they found to have a direct bearing on a determination of the quality of the advisory services provided. The Committee, the Independent Directors and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. Based on these materials, they determined that the advisory services provided were extensive in nature and of high quality.

•

The Committee, the Independent Directors and the Board noted that, over the long term the Fund experienced above-average investment performance, based on an analysis of total return, as compared to the funds within the Peer Group, and comparable performance to the Australian-domiciled open-ended trust advised by the Investment Adviser. The Committee, the Independent Directors and the Board received and considered information regarding the Fund’s total return in U.S. dollar terms for each of the last five fiscal years on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information during the same period and the impact of foreign currency movements on the Fund’s performance in U.S. dollar terms.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

The Committee, the Independent Directors and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Peer Group, as well as with the Australian-domiciled open-ended trust. The Lipper data indicated that for each of the last five fiscal years, the Fund’s total returns ranked from 2nd to 14th out of the 20 funds in the Peer Group. The Fund’s performance return for the year ended October 31, 2006 was more than 100 basis points higher than the performance return of the Australian-domiciled open-ended trust for the same period. The Committee, the Independent Directors and the Board further reviewed information as to the Fund’s discount/premium ranking relative to the Peer Group for the one, two, five and seven year periods ended October 31, 2006. The Lipper data indicated that for each of the one, two, five and seven year periods ended October 31, 2006, the Fund’s discount/premium ranking ranged from 7th to 14th out of the 20 funds in the Peer Group. The Committee, the Independent Directors and the Board concluded that the overall performance results supported re-approval of the Agreements.

•

The Fund’s expense ratio for the fiscal year ended October 31, 2005 was lower than the average of the expense ratios of funds in the Peer Group and ranked 8th lowest out of the 20 funds in the Peer Group. The Fund’s expense ratio for the fiscal year ended October 31, 2006 ranked the Fund in the lower half of its Peer Group. The Committee, the Independent Directors, and the Board concluded that the overall expense structure supported re-approval of the Agreements.

•

Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Board.

•

In light of the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received, individually and on an aggregate basis (based on certain pro-forma estimates), with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable. The Committee, the Independent Directors and the Board considered the profitability levels in light of their collective commercial experience and business judgment, and also considered that the level of profitability was within the range that courts in the past had found to be acceptable when considering the propriety of investment advisory fees paid by registered investment companies.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings, which include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Directors

Neville J. Miles, Chairman

Anthony E. Aaronson

David L. Elsum

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Martin Gilbert, President

Beverley Hendry, Vice President

Mark Daniels, Vice President

James Capezzuto, Vice President—Compliance

Christian Pittard, Treasurer and Assistant Secretary

Alan Goodson, Secretary and Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

The accompanying Financial Statements as of April 30, 2007 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103 1-866-839-5205 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

      Not required to be included in this filing.

Item 3 – Audit Committee Financial Expert.

      Not required to be included in this filing.

Item 4 – Principal Accountant Fees and Services.

      Not required to be included in this filing.

Item 5 – Audit Committee of Listed Registrants.

      Not required to be included in this filing.

Item 6 – Schedule of Investments.

      Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

      Not required to be included in this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required to be included in this filing.

(b)	During the period ended April 30, 2007, there was no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 3, 2007.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2006	0	0	0	1,686,912
December 1 through December 31, 2006	0	0	0	1,911,492
January 1 through January 31, 2007	0	0	0	1,911,492
February 1 through February 28, 2007	0	0	0	1,911,492
March 1 through March 31, 2007	0	0	0	1,911,492
April 1 through April 30, 2007	0	0	0	1,912,897
Total	0	0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and allows the Registrant to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2007, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11- Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2007

By:	/s/ Christian Pittard
Christian Pittard,
Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2007

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications